Exhibit 99.1

XCF Global Announces Resignation of Director

Houston, Texas, September 24, 2025 – XCF Global, Inc. (“XCF”) (Nasdaq: SAFX), a key player in decarbonizing the aviation industry through Sustainable Aviation Fuel (“SAF”), today announced that Anne Anderson, a member of the Board of Directors (the “Board”) of XCF and Lead Independent Director, has resigned from the Board, effective September 19, 2025, due to personal reasons.

Ms. Anderson joined the XCF Board during a pivotal time as the company completed its public listing on the Nasdaq Capital Market. She played a critical role in helping to establish the Board’s structure, governance processes, and independent oversight.

Mihir Dange, XCF Global CEO and Board Chair, commented:

“On behalf of the Board of Directors and the Management Team, I would like to express our deep gratitude to Anne for her hard work and dedication in guiding XCF through such a transformative period. Her leadership, integrity, and commitment were instrumental in shaping our Board at a critical time as a newly listed company. We are grateful for her invaluable contributions and wish her all the best in the future.”

Effective September 22, 2025, Mr. Carter B. McCain was appointed to the Board’s Audit Committee and Mr. Sanford A. Cockrell, III was appointed to the Board’s Nominating and Governance Committee. The size of the Company’s Board of Directors has been reduced from six to five persons, made up of a majority of independent directors and in accordance with rules of the Nasdaq Stock Market.

About XCF Global, Inc.

XCF Global, Inc. is a pioneering sustainable aviation fuel company dedicated to accelerating the aviation industry’s transition to net-zero emissions. XCF is developing and operating state-of-the-art clean fuel SAF production facilities engineered to the highest levels of compliance, reliability, and quality. The company is actively building partnerships across the energy and transportation sectors to accelerate the adoption of SAF on a global scale. XCF is listed on the Nasdaq Capital Market and trades under the ticker, SAFX. Current outstanding shares: ~153.2 million; <20% free float (as of September 24, 2025).

To learn more, visit www.xcf.global.

Contacts

XCF Global:
C/O Camarco
XCFGlobal@camarco.co.uk

Media:

Camarco

Andrew Archer | Rosie Driscoll | Violet Wilson

XCFGlobal@camarco.co.uk

Forward Looking Statements

This Press Release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, statements regarding XCF Global’s expectations with respect to future performance and anticipated financial impacts of the recently completed business combination with Focus Impact BH3 Acquisition Company (the “Business Combination”), estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by XCF Global and its management, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) unexpected increases in XCF Global’s expenses resulting from potential inflationary pressures and rising interest rates, including manufacturing and operating expenses and interest expenses; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with regard to XCF Global’s offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against the parties to the Business Combination or others; (5) XCF Global’s ability to regain compliance with Nasdaq’s continued listing standards and thereafter continue to meet Nasdaq’s continued listing standards; (6) XCF Global’s ability to integrate the operations of New Rise and implement its business plan on its anticipated timeline; (7) XCF Global’s ability to raise financing in the future and the terms of any such financing; (8) the New Rise Reno production facility’s ability to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (9) XCF Global’s ability to resolve current disputes between its New Rise subsidiary and its landlord with respect to the ground lease for the New Rise Reno facility; (10) XCF Global’s ability to resolve current disputes between its New Rise subsidiary and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (11) costs related to the Business Combination and the New Rise acquisitions; (12) the risk of disruption to the current plans and operations of XCF Global as a result of the consummation of the Business Combination; (13) XCF Global’s ability to recognize the anticipated benefits of the Business Combination and the New Rise acquisitions, which may be affected by, among other things, competition, the ability of XCF Global to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (14) changes in applicable laws or regulations; (15) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (16) the possibility that XCF Global may be adversely affected by other economic, business, and/or competitive factors; (17) the availability of tax credits and other federal, state or local government support; (18) risks relating to XCF Global’s and New Rise’s key intellectual property rights; (19) the risk that XCF Global’s reporting and compliance obligations as a publicly-traded company divert management resources from business operations; (20) the effects of increased costs associated with operating as a public company; and (21) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in XCF Global’s filings with the Securities and Exchange Commission (“SEC”), including the final proxy statement/prospectus relating to the Business Combination filed with the SEC on February 6, 2025, this Press Release and other filings XCF Global makes with the SEC in the future. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF Global’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF Global does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF Global’s expectations, plans or forecasts of future events and views as of the date of this Press Release. These forward-looking statements should not be relied upon as representing XCF Global’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. While XCF Global may elect to update these forward-looking statements at some point in the future, XCF Global specifically disclaims any obligation to do so.